UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Filed by Party other than Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

Edible Garden AG Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EDIBLE GARDEN AG INCORPORATED

283 County Road 519

Belvidere, New Jersey 07823

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 24, 2025

To the Stockholders of Edible Garden AG Incorporated:

We would like to invite you to attend an annual meeting of stockholders (the “Annual Meeting”) of Edible Garden AG Incorporated (the “Company,” “we,” “us,” or “our”), which will be held on Wednesday, September 24, 2025 at 10 a.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders via a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our Board of Directors has fixed the close of business on July 30, 2025 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

The Annual Meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve the Company’s Amended and Restated 2022 Equity Incentive Plan;

4.	To approve the Company’s 2025 Officer and Director Equity Incentive Plan;

5.

To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock in a range of 1-for-5 to 1-for-25, at the discretion of the board of directors; and

6.

To approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four and/or Proposal Five (the “Non-Adjournment Proposals”) if there are not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum.

We will also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/EDBL. In order to attend via live webcast, you must register in advance at www.proxydocs.com/EDBL prior to the deadline of September 23, 2025 at 5:00 p.m. Eastern Time. After you register, you will receive an email with instructions about attending the Annual Meeting, including a unique link to access the Annual Meeting. You will not be able to attend the Annual Meeting in person.

Whether or not you expect to attend via live webcast, your vote is important. The Board of Directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

Our Board of Directors recommends a vote FOR each of the director nominees included in Proposal One and a vote FOR all other proposals. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 283 County Road 519, Belvidere, New Jersey 07823.

By Order of the Board of Directors:

James E. Kras
Chairman, Chief Executive Officer, and President

Belvidere, New Jersey

August    , 2025

YOUR VOTE IS IMPORTANT

You may vote your shares via the Internet, over the telephone, or by mail by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.

www.proxypush.com/EDBL

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding whether we would effect the reverse stock split, the timing of any reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

•	the effect of the reverse stock split, if implemented, on the price of our common stock;
•	the effect of the reverse stock split, if implemented, on the liquidity of our common stock; and
•	our ability to maintain compliance with the listing standards of the Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Proposal Five: Approval of Amendment to the Charter to Effect a Reverse Stock Split of the Outstanding Common Stock at the Discretion of the Board—Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split” and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

The board of directors (the “Board”) of Edible Garden AG Incorporated, a Delaware corporation (the “Company,” “we,” “our,” or “us”), has delivered printed proxy materials to you by mail and is soliciting your proxy to vote at the annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, September 24, 2025, at 10 a.m. Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

We are holding the Annual Meeting virtually by means of a live webcast. There will not be a physical meeting location and you will not be able to attend in person. As a stockholder, you are invited to attend the Annual Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about August ___, 2025.

What is included in these proxy materials?

These proxy materials include the Notice of the Annual Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Annual Meeting to be held on Wednesday, September 24, 2025, at 10 a.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: To elect four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	Proposal Two: To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	Proposal Three: To approve the Company’s Amended and Restated 2022 Equity Incentive Plan (the “A&R 2022 Plan”);

•	Proposal Four: To approve the Company’s 2025 Officer and Director Equity Incentive Plan (the “2025 Plan”);

•

Proposal Five: To approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the outstanding common stock, par value $0.0001 per share (the “common stock”), of the Company in a range of 1-for-5 to 1-for-25 (the “Reverse Stock Split”), at the discretion of the Board; and

•

Proposal Six: To approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of any of the Non-Adjournment Proposals if there are not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum.

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the proxy holders will vote on such matter in their discretion.

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How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

•	FOR the election of each of the four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	FOR the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	FOR the approval of the A&R 2022 Plan;

•	FOR the approval of the 2025 Plan;

•	FOR the approval of an amendment to the Charter to effect a Reverse Stock Split, at the discretion of the Board; and

•

FOR the approval of any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of any of the Non-Adjournment Proposals if there are not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum (the “Adjournment”).

Will there be any other items of business addressed at the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the proxy holders will vote on such matter in their discretion.

Who can vote at the Annual Meeting?

Only stockholders of record or beneficial owners as of the close of business on July 30, 2025, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, there were ___ shares of our common stock outstanding and entitled to vote. Holders of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) are entitled to vote upon all matters upon which holders of common stock have the right to vote, and at the Annual Meeting are entitled to a number of votes equal to the lesser of 1,305,483 shares of common stock and 9.99% of our common stock. The votes of the Series B Preferred Stock will be counted together with shares of common stock and not separately as a class.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Annual Meeting. You are also invited to participate in the Annual Meeting. Your broker, bank or nominee (“broker”) has provided voting instructions for you to use to direct the broker on how to vote your shares.

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How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxypush.com/EDBL. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 866-458-3104.

•	By completing and mailing your proxy card.

•

At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure your vote is counted.  You may still attend the Annual Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.  We encourage you to vote by internet or telephone if offered by your broker.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you owned as of the Record Date. Holders of our Series B Preferred Stock are entitled to a number of votes equal to the lesser of 1,305,483 shares of common stock and 9.99% of our common stock.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares entitled to vote at the Annual Meeting are “present” at the Annual Meeting.

If you are a stockholder of record, your shares will be counted as “present” at the Annual Meeting if:

•	you attend and vote at the Annual Meeting;

•	you have voted in advance by internet or telephone; or

•	you have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Annual Meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chair of the Annual Meeting or a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

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How many votes are needed to approve each proposal?

The table below shows the vote required to approve the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Annual Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions and Withheld Votes	Effect of Broker Non-Votes
One: To elect four director nominees for a one-year term	FOR or WITHHOLD	Plurality of votes cast on the proposal, which means the four director nominees who receive the highest number of votes “FOR” their election will be elected	None	None
Two: To ratify the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	Not applicable
Three: To approve the A&R 2022 Plan	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	None
Four: To approve the 2025 Plan	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	None
Five: To approve an amendment to the Charter to a Reverse Stock Split	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	Not applicable
Six: To approve the Adjournment	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	None

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

•	FOR the election of each of the four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	FOR the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	FOR the approval of the A&R 2022 Plan;

•	FOR the approval of the 2025 Plan;

•	FOR the approval of an amendment to the Charter to effect a Reverse Stock Split, at the discretion of the Board; and

•	FOR the approval of the Adjournment.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

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Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the New York Stock Exchange (“NYSE”) based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•

send a written notice that you are revoking your proxy to: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, which must be received no later than September 23, 2025; or

•

attend the Annual Meeting webcast and vote during the meeting. Attending the Annual Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Annual Meeting.

Who counts the votes?

We have appointed Mediant Communications, a BetaNXT company, as inspector of election and they will tabulate votes at the Annual Meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the Security and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

How can I attend the Annual Meeting?

We will be hosting the Annual Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Annual Meeting in person. In order to attend, you must register in advance at www.proxydocs.com/EDBL before 5:00 p.m. Eastern Time on September 23, 2025. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting.

How can I submit a question at the Annual Meeting?

You may submit questions in advance of the Annual Meeting at www.proxydocs.com/EDBL after logging in with your control number, but you will not be able to ask questions during the Annual Meeting. We request that questions sent in advance be submitted by September 22, 2025 at 5:00 p.m. Eastern Time. We expect to respond to questions during the Annual Meeting that are pertinent to the proposal at the Annual Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Annual Meeting, we may post questions and answers under the Investors section of our website at ediblegardenag.com/investors. Information available on our website is not a part of, and is not incorporated into, this proxy statement.

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What if I experience technical difficulties when accessing the Annual Meeting?

If you have registered for the Annual Meeting, you will receive a meeting access email on the day of the Annual Meeting. Information regarding technical support, including a technical support phone number with be provided in the meeting access email.

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 283 County Road 519, Belvidere, New Jersey 07823 during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the Annual Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC’s householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, or by calling (908) 750-3953. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about ___, 2025, at www.proxydocs.com/EDBL.

How can I receive a printed copy of the proxy materials?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at 866-648-8133;

•	Internet at www.investorelections.com/EDBL; or

•	E-mail at paper@investorelections.com. If requesting materials by e-mail, please send a blank e-mail with your 12-digit control number in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

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Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We have engaged Advantage Proxy, Inc. to assist in proxy solicitation and collection at a cost of $6,000 plus out-of-pocket expenses. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our bylaws require us to have at least one but no more than fifteen directors. The number of directors, which is set by the Board, is currently four. James Kras, our Chief Executive Officer, President, Treasurer and Secretary is the only director who is also our employee.

Our nominating and governance committee has evaluated each of the following candidates and, based on the recommendation of our nominating and governance committee, our Board has nominated the following candidates to stand for re-election to our Board. Each of the following nominees is currently a director and each has consented to be named in this proxy statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee designated by our Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on your behalf for the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each nominee as of the Record Date is set forth below. This information is based on data furnished to us by the nominees. Except as noted in the biographies below, there are no family relationships between any director, executive officer or person nominated to become a director or executive officer. If elected, all of the nominees for director will serve for a one-year term and until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

Director Nominee	Age	Position(s) with Edible Garden	Director Since
James E. Kras	56	Chief Executive Officer, President, Treasurer, Secretary and Director	March 2020
Pamela DonAroma	69	Director	April 2023
Mathew McConnell	66	Director	May 2022
Ryan Rogers	43	Director	May 2022

James E. Kras. Mr. Kras is one of our founders and has served as Chief Executive Officer and a director since our inception in March 2020. Mr. Kras served as President and Chief Marketing Officer of Edible Garden Corp., a wholly-owned subsidiary of Unrivaled Brands (formerly Terra Tech), from March 2016 to March 2020. Prior to that service, Mr. Kras held senior leadership positions in marketing at global leaders Ajinomoto, a multinational food and biotechnology corporation, and The Bountiful Company (formerly The Nature’s Bounty Company), a producer of dietary supplements. Mr. Kras started his career on Madison Avenue in advertising with various global advertising and marketing companies including Grey Advertising and Carat Interactive a subsidiary of Dentsu International. Mr. Kras is the nephew of Pamela DonAroma, one of our directors. As our Chief Executive Officer and one of our founders, Mr. Kras brings to the Board extensive knowledge of our products, structure, and culture as well as years of expertise in the industry.

Pamela DonAroma. Ms. DonAroma has served as one of our directors since April 2023 and as Chief Executive Officer and President of Futures Inc. since its inception in 1989. Futures Inc. is a non-profit organization that advocates for individuals with disabilities through professional development, community-based education and employment opportunities. In her position at Futures Inc., Ms. DonAroma is responsible for all aspects of agency communication, development, human resource management, governmental compliance, accreditation, and financial operations. Ms. DonAroma is the aunt of James Kras, our Chief Executive Officer. Ms. DonAroma was chosen to serve as a director because of her extensive leadership experience and experience in building out an organization and serving on government-appointed boards in Connecticut, as well as her certification as a Master Gardener, which we believe will be important as we ramp up our organizational buildout.

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Mathew McConnell. Mr. McConnell has served as one of our directors since May 2022. Mr. McConnell has served as Head of US Equity Capital Markets at BancTrust & Co. Investment Bank, an investment bank, since April 2024. Prior to this, Mr. McConnell served as a part-time consultant at CapConnect from July 2023 to April 2024. Mr. McConnell previously served as Chief Executive Officer of Marco Polo Securities, Inc.’s MPS Chaperone and Distribution business from February 2020 to September 2022. In this position, he oversaw international equities, trading, and capital markets processes for this U.S. broker-dealer offering cross-border regulatory and distribution solutions to a robust network of local securities firms across the world. From 2018 to 2020, Mr. McConnell served as Managing Director, Head of Equity Capital Markets of Tellimer (Exotix Capital), a financial brokerage firm, including as a member of its U.S. executive committee. Prior to Tellimer, Mr. McConnell was Head of Capital Markets at Auerbach Grayson, a financial brokerage firm, from 2014 to 2018. Mr. McConnell was chosen to serve as a director because of his extensive international financial and capital markets experience, which we believe will be important as we implement our growth strategy.

Ryan Rogers. Mr. Rogers has served as one of our directors since May 2022 and has spent nearly two decades working in the food retail industry in various merchandising, sales and sourcing positions. Mr. Rogers is the founder of Retail Optics, a consulting firm focused on navigating complex problems within the retail space and has served as president since February 2022. From June 2021 until February 2022, he served as client business manager and business development manager for FDM Sales, a brand development organization helping accelerate growth for food and beverage brands. Prior to joining FDM Sales, Mr. Rogers spent 18 years at Target Corp, a retail corporation, where he held merchandising and sourcing roles of increasing responsibility within its food division, including produce buyer, where he led the growth strategy for packaged salads, vegetarian, and healthy snacking. Mr. Rogers was chosen to serve as a director because of his extensive experience in our industry and his ability to help organizations like ours accelerate growth.

Vote Required

Stockholders can vote FOR each of the nominees or may WITHHOLD their vote from one or more of the nominees.

The director nominees receiving a plurality of the votes cast for “FOR” their election at the meeting will be elected as directors.

Recommendation of the Board

The Board recommends a vote FOR the election of each of the director nominees listed above.

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CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board consists of James Kras, Pamela DonAroma, Mathew McConnell, and Ryan Rogers. Ms. DonAroma and Messrs. McConnell and Rogers are considered independent based on the listing standards of Nasdaq. In order to promote open discussion among independent directors, our Board has a policy of regularly conducting executive sessions of independent directors at scheduled meetings led by the lead independent director and at such other times requested by other independent directors. Executive sessions do not include Mr. Kras.

Information Regarding Meetings of the Board and Committees

During 2024, our Board held nine meetings. All of our directors attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served during 2024. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders.

Committees

Our Board has established three standing committees: audit committee; compensation committee; and nominating and governance committee. Each of these committees consist solely of independent directors. We have adopted written charters for each of these committees that are available on our website, ediblegardenag.com/governance. Our Board may establish other committees as it deems necessary or appropriate from time to time. The following table provides membership information for our committees as of the Record Date and the number of meetings held by each committee in 2024:

Committee	Audit	Compensation	Nominating & Governance
Number of meetings held:	4	4	1
Pamela DonAroma
Mathew McConnell
Ryan Rogers

= Chair	= Member	= Audit Committee Financial Expert

Audit Committee

The audit committee is responsible for, among other matters:
•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm the independence of its members from its management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
•	coordinating the oversight by our Board of our code of ethics and our disclosure controls and procedures;
•	maintaining procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and
•	reviewing and approving related-person transactions.

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Mathew McConnell, Pamela DonAroma and Ryan Rogers serve on the audit committee and meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq rules. Mr. McConnell serves as the Chair of the audit committee. Mr. McConnell qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

The compensation committee is responsible for, among other matters:
•	reviewing key employee compensation goals, policies, plans and programs;
•	reviewing and approving the compensation of our directors and executive officers;
•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
•	appointing and overseeing any compensation consultants or advisors.

Ryan Rogers, Pamela DonAroma, and Mathew McConnell serve on the compensation committee and meet the definition of “independent director” for purposes of serving on a compensation committee under Nasdaq rules. Mr. Rogers serves as the Chair of the compensation committee.

Nominating and Governance Committee

The nominating and governance committee is responsible for assisting the Board in identifying qualified individuals to become directors, in determining the composition of the Board and in monitoring the process to assess Board effectiveness. Pamela DonAroma, Ryan Rogers, and Mathew McConnell serve on the nominating and governance committee and Ms. DonAroma is the Chair of the nominating and governance committee.

Board Leadership Structure

Our Board and management believe that the choice of whether the Chair of our Board should be an executive of ours, or a non-executive or independent director, depends upon a number of factors, taking into account the candidates for the position, our best interests and the best interests of our stockholders. Mr. Kras serves as the Board Chair. Mr. Kras’s operating and leadership experience as an officer and director of our company since its inception and combined eight years of experience with us and our predecessor company made him a compelling choice for Board Chair. Mr. McConnell serves as lead independent director of our Board. As lead independent director, Mr. McConnell presides over executive sessions of the independent directors and serves as a liaison between the independent directors and our management team.

Nominating Process

The nominating and governance committee is responsible for identifying, screening and recommending candidates for membership on the Board. The committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its responsibilities. In assessing potential new directors, the committee considers individuals from various disciplines and backgrounds, along with any other factors the committee deems appropriate. The selection of qualified directors is complex and crucial to our long-term success. Candidates for nomination to the Board are considered based upon various criteria, such as their experience in corporate management, experience in our industry, independence from us, and practical and mature business judgment.

The nominating and governance committee will consider recommendations from stockholders of potential candidates for the Board and will evaluate candidates recommended by stockholders in the same manner as it evaluates candidates recommended by Board members, officers or search firms. A stockholder wishing to recommend a potential candidate must submit the recommendation as detailed in “Stockholder Proposals” below.

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Insider Trading Policy

We have adopted an insider trading policy designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. The policy applies to all of our employees, officers and directors. Key Employees (our directors, executive officers and certain employees who our compliance committee may designate from time to time), may only buy and sell our stock within an open “window period,” which begins 48 hours after the release of our quarterly or annual financial results and ends on the last day of the next fiscal quarter. Key Employees are prohibited from purchasing or selling our stock if they are in possession of material non-public information, even if it is within the open “window period.” We reserve the right to impose event-specific black-out periods if we deem certain employees or groups to be in possession of non-public information.

Risk Oversight

Our Board oversees a company-wide approach to risk management. Our Board will determine the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our Board has ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our audit committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interest. Our Board is responsible for overseeing the management of risks associated with the independence of our Board.

Executive Officers

Kostas Dafoulas. Mr. Dafoulas, age 45, has served as our interim Chief Financial Officer since January 2024. He previously served as a consultant to us on behalf of CapConnect+, Inc. (“CapConnect”) to provide financial reporting and related services. Mr. Dafoulas also serves as Head of Advisory & Finance at CapConnect, where he has served since September 2021. Mr. Dafoulas previously served as Treasurer at Semrush, Inc. from April 2020 to September 2021. From December 2017 to April 2020, Mr. Dafoulas was Director of Treasury at Circle Internet Financial, as well as Head of Finance for Poloniex, a subsidiary of Circle.

James E. Kras.  Mr. Kras’s biography appears above under “Proposal One.”

Code of Ethics

Our Board has adopted a Code of Ethics that applies to our directors, officers and employees. A copy of this code is available on our website at ediblegardenag.com/investors. We intend to disclose on our website any amendments to the Code of Ethics and any waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Director and Officer Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation paid for the years ended December 31, 2024 and 2023 to each of the executive officers named below, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
James E. Kras,	2024	300,000		200,000(1)	⸻	⸻	500,000
Chief Executive Officer	2023	300,000		⸻	⸻	⸻	300,000
Kostas Dafoulas,	2024	213,100		⸻	⸻	⸻	213,100
Interim Chief Financial Officer
Michael James,	2024	300,000	(3)	⸻	25,000(4)	300,000(5)	625,000
Former Chief Financial Officer (2)	2023	300,000		⸻	⸻	⸻	300,000

(1)	Represents discretionary cash bonuses paid to Mr. Kras in connection with the completion of our best efforts public offerings on May 23, 2024 and September 30, 2024.
(2)	Effective January 25, 2024, Mr. James retired from his positions as Chief Financial Officer, Treasurer, Secretary and Director.
(3)	During the year ended December 31, 2024, Mr. James received $275,000 of salary continuation payments under the Separation Agreement (defined below).
(4)

Represents the grant date fair value computed in accordance with the requirements of accounting for stock-based compensation. The amounts reported in this column have been computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718.

(5)	Represents milestone payments made to Mr. James pursuant to the Separation Agreement during the year ended December 31, 2024.

Employment Agreements

On August 18, 2021, we entered into an employment agreement with Mr. Kras, which was later amended on January 18, 2022 (the “Previous Employment Agreement”). Pursuant to the Previous Employment Agreement, Mr. Kras agreed to serve as Chief Executive Officer for a term of two years. The agreement automatically renewed for additional one-year periods unless we or Mr. Kras provided written notice prior to the end of the term. Pursuant to the Previous Employment Agreement, Mr. Kras was entitled to an annual base salary of $300,000, which amount may be increased by the compensation committee or the Board in their discretion. Mr. Kras was eligible to receive an annual cash performance bonus with a target award amount equal to 100% of his base salary in the year of performance (“Performance Bonus”). This Performance Bonus would have been based on performance and achievement of our goals and objectives as defined by the Board or compensation committee. For the years ended December 31, 2024 and 2023, no performance goals were set in advance and no Performance Bonus was awarded to Mr. Kras. In addition, Mr. Kras is entitled to four weeks’ paid time off pursuant to our practices for senior executives, and is entitled to the health, welfare and retirement benefits provided generally to our other employees.

On May 13, 2025, we entered into an amended and restated executive employment agreement with Mr. Kras (the “Employment Agreement”). The Employment Agreement replaces and supersedes the Previous Employment Agreement described above. Pursuant to the Employment Agreement, Mr. Kras will continue to serve as our Chief Executive Officer.

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The Employment Agreement has a term of two years and automatically extends for additional one-year periods unless either party provides notice of non-renewal at least 90 days prior to the end of any term. Pursuant to the Employment Agreement, Mr. Kras will (i) receive an annual base salary of $450,000; (ii) be eligible to receive an annual cash bonus with a target amount equal to 100% of his base salary based upon the determination of the compensation committee’s assessment of his performance and achieving our goals; (iii) receive upfront awards of restricted stock units and nonqualified stock options, each with a grant date value of $1,000,000, pursuant to the 2025 Plan upon receipt of stockholder approval of the 2025 Plan (see Proposal Four for additional information), and awards under the 2025 Plan with an aggregate grant date value of at least $1,000,000 beginning in the 2026 calendar year; and (iv) be eligible to participate in the our benefit plans. Additionally, pursuant to the Employment Agreement, Mr. Kras received a transaction bonus of $500,000 following the completion of the transactions between us, Edible Garden Sustainable Ventures LLC, our wholly owned subsidiary, NaturalShrimp Farms Inc. and Streeterville Capital, LLC, as disclosed in our Current Report on Form 8-K, filed with the SEC on May 14, 2025. The Employment Agreement contains standard restrictive covenants, including non-competition and non-solicitation, and terms and conditions customarily found in similar agreements.

Compensation Arrangements

Mr. Dafoulas, our interim Chief Financial Officer, is compensated based on an engagement letter by and between us and CapConnect dated as of November 6, 2023. Mr. Dafoulas is compensated for the services he provides at rates determined by us and CapConnect.

Potential Payments Upon Termination or Change in Control

Under the Employment Agreement, if Mr. Kras is terminated for cause, resigns without good reason, or his employment ends due to his death or permanent disability, he will be entitled to any earned but unpaid base salary plus accrued benefits earned through the date of termination.

Under the Employment Agreement, in the event of his termination without cause, he will receive (i) severance payments equal to 200% of his then-current base salary and 200% of the target performance bonus for the calendar year in which the termination occurs and (ii) an aggregate cash payment in an amount equal to his annual health insurance premium at the time of his termination multiplied by twelve. Further, if Mr. Kras is terminated without cause within six month prior to or twenty-four months following a Change of Control (as defined in the Employment Agreement), he will receive (i) severance payments equal to 300% of his then-current base salary and 300% of the target performance bonus for the calendar year in which the termination occurs; (ii) immediate vesting of his outstanding and unvested restricted stock, restricted stock units and stock options; and (iii) an aggregate cash payment in an amount equal to Mr. Kras’s annual health insurance premium at the time of his termination multiplied by thirty-six.

Mr. Kras is subject to non-competition and non-solicitation provisions under the Employment Agreement effective for the period of time equal to the greater of: (i) a period of two years following Mr. Kras’s termination of employment if he is still receiving certain severance payments from us; or (ii) a period of one year following Mr. Kras’s termination of employment. In all cases, Mr. Kras’s payments and benefits will be reduced, if necessary, to ensure that the payments and benefits to the executive will not be subject to the “golden parachute” excise tax imposed by Section 4999 of the Internal Revenue Code and the payments will be deductible by us.

Mr. James was entitled to and obligated by the same terms as Mr. Kras under the Previous Employment Agreement, until entry into his separation agreement. Effective January 25, 2024, Michael James retired from his positions as our Chief Financial Officer, Treasurer, Secretary and Director. In connection with Mr. James’s retirement, on January 24, 2024, we entered into a separation agreement (the “Separation Agreement”) with Mr. James. Pursuant to the terms of the Separation Agreement, we agreed to pay Mr. James separation payments of $300,000 in the form of salary continuation until January 2025. In addition, Mr. James was eligible to earn milestone payments under the Separation Agreement in an aggregate amount up to $300,000 if he completed certain transitional deliverables for the us. We paid $300,000 in milestone payments to Mr. James as of December 31, 2024. We granted Mr. James a restricted stock award with a fair value equal to $25,000 as of April 2, 2024.

Outstanding Equity Incentive Awards at Fiscal Year-End

There were no stock awards held by our named executive officers as of December 31, 2024 or 2023.

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Equity Incentive Plan

Under the 2022 Equity Incentive Plan we may issue up to 1,258 shares of common stock to employees, non-employee directors, and any other individuals who perform services for us. Under the 2022 Equity Incentive Plan, we may issue awards including options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock-based awards as the Board or compensation committee may determine. At the Annual Meeting, stockholders will vote on whether to add shares of common stock for issuance under the 2022 Equity Incentive Plan. See “Proposal Three ⸻ Approval of the Company’s Amended and Restated 2022 Equity Incentive Plan.”

Equity Compensation Plan Information

The following table shows the number of securities that may be issued pursuant to our equity compensation plans (including individual compensation arrangements) as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2(1)	$	—(2)	1,258
Equity compensation plans not approved by security holders	—		—	—
Total	2		$—	1,258

(1)	Represents the number of underlying shares of common stock associated with unvested restricted stock units awarded under the Plan.
(2)	Restricted stock units do not have an exercise price and have been excluded from the calculation of weighted average exercise price.

Policies and Practices Related to the Grant of Certain Equity Awards

We historically have not granted stock options to our officers and directors. We have not adopted a formal policy governing the timing of equity awards, including stock options, in relation to the disclosure of material non-public information. The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Director Compensation

In the year ended December 31, 2024, compensation for our non-employee directors included an annual cash retainer of up to $75,000.

The following table sets forth information concerning non-employee director compensation during the year ended December 31, 2024. Refer to the “Summary Compensation Table” above for compensation earned by Mr. Kras in 2024.

Name	Fees earned or paid in cash ($)	Total ($)
Mathew McConnell	74,988	74,988
Ryan Rogers	74,988	74,988
Pamela DonAroma	74,988	74,988

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following sets forth a summary of transactions since January 1, 2023, or any currently proposed transaction, in which we were to be a participant and the amount involved exceeded or exceeds $92,855 (1% of the average of our total assets for the two most recently completed fiscal years) and in which any related person had or will have a direct or indirect material interest.

Working Capital Funding from Executive Officers

We historically relied on debt financing from our officers for some of our working capital. On January 6 and January 18, 2023, we issued promissory notes with principal amounts of $50,000 and $125,000, respectively, to Mr. James. The notes matured on February 8, 2023 and we repaid Mr. James an aggregate of $175,683 in principal and accrued interest.

From time to time, we entered into loans to purchase vehicles that are secured by the vehicle purchased. Some of these loans were also personally guaranteed by our chief executive officer and/or our then-current chief financial officer. These loans accrue interest at annual rates ranging from 7.64% to 18.66% and began maturing on dates beginning in April 2024 through February 2028.

Policies and Procedures for Transactions with Related Persons

We have adopted a written policy that our executive officers, directors, beneficial owners of more than 5% of any class of our capital stock, and any members of the immediate family of any of the foregoing persons (a “related party”) are not permitted to enter into a related party transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with a related party in which the related party would have a direct or indirect interest must first be presented to our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances of the transaction available to it, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unrelated third party or to employees under the same or similar circumstances, and the extent of the related party’s interest in the transaction. The written policy requires that, in determining whether to approve or reject a related person transaction, our audit committee must consider, in light of known circumstances, whether the transaction is in or is not inconsistent with, our best interests and those of our stockholders, as our audit committee determines in good faith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information in this section is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of a class of capital stock includes (i) any shares over which the person, directly or indirectly, has or shares voting power or investment power, and (ii) any shares the person has the right to acquire within 60 days. If two or more persons share voting power or investment power with respect to specific securities, each person is deemed to be the beneficial owner of those securities. The calculations in this section are based on 2,828,661 shares of common stock and 15,154 shares of Series B Preferred Stock outstanding as of June 30, 2025.

Security Ownership of Certain Beneficial Owners

The table below presents certain information as of the June 30, 2025 regarding the persons known to us to be the beneficial owner of more than 5% of any class of our voting securities.

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Name and Address of Beneficial Owner	Number of Shares of Series B Preferred Stock Beneficially Owned	Percent of Class Beneficially Owned
Streeterville Capital, LLC 297 Auto Mall Drive #4 St. George, Utah 84770	15,154	100	%(1)

(1)

Under the terms of the Series B Preferred Stock, Streeterville Capital, LLC, as the holder of the Series B Preferred Stock, is entitled to vote upon all matters upon which holders of common stock have the right to vote. At the Annual Meeting, it is entitled to a number of votes equal to the lesser of 1,305,483 shares of common stock and 9.99% of our common stock, counted together with shares of our common stock. The Series B Preferred Stock is not convertible into shares of common stock.

Beneficial Ownership of Management and Directors

The table below presents certain information regarding the beneficial ownership of our common stock as of the June 30, 2025 by:

•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

Except as we otherwise indicate below and under applicable community property laws, we believe that the beneficial owners of the common stock listed below, based on information they have furnished to us, have sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for each of the named beneficial owners is c/o Edible Garden AG Incorporated, 283 County Road 519, Belvidere, NJ 07823.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage
James E. Kras	3,643	*
Kostas Dafoulas	—	—
Pamela DonAroma	2	*
Michael James	136	*
Mathew McConnell	86	*
Ryan Rogers	5	*
All directors and executive officers as a group (5 persons)	3,736	*

*	Indicates less than 1%.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected and appointed CBIZ as our independent registered public accounting firm to audit the consolidated financial statements for the fiscal year ending December 31, 2025, and recommends that stockholders vote for the ratification of this appointment. CBIZ has advised us that it does not have, and has not had, any direct or indirect financial interest in our company or its subsidiaries that impairs its independence under SEC rules. Notwithstanding its selection of CBIZ, our audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our best interests and the best interests of our stockholders. In the event of a negative vote on ratification, our audit committee will reconsider, but might not change, its selection of an independent registered public accounting firm.

Representatives of CBIZ are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Recent Change in Auditor

Marcum LLP ("Marcum") was our independent registered public accounting firm for the fiscal year ended December 31, 2024 and audited our financial statements annually since 2022. On November 1, 2024, CBIZ acquired the attest business of Marcum. As previously disclosed, effective April 18, 2025, Marcum resigned as our independent registered public accounting firm. On April 18, 2025, we, with the approval of the Audit Committee, engaged CBIZ as our independent registered public accounting firm.

Marcum's reports on our financial statements for the fiscal years ended December 31, 2024 and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years, the subsequent interim periods thereto, and through April 18, 2025, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement, nor (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in our internal control over financial reporting related to (a) inadequate segregation of duties in the financial statement reporting process, and (b) lack of maintenance of appropriate documentation to support our internal controls and insufficient review of reports, as described in our Annual Report on Form 10-K for the year ended December 31, 2023.

During the years ended December 31, 2024 and December 31, 2023, the subsequent interim periods thereto, and through April 18, 2025, neither we nor anyone acting on our behalf consulted with CBIZ with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that CBIZ concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K promulgated under the Exchange Act of 1934.

We have provided Marcum and CBIZ with a copy of the above disclosure prior to this filing with the Securities and Exchange Commission and neither party believed the disclosure to by incorrect or incomplete.

As Marcum was acquired by CBIZ, we do not expect a representative of Marcum to be present at the Annual Meeting.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of the votes cast on the proposal is required to approve Proposal Two.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

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AUDIT COMMITTEE REPORT

The audit committee has (1) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2024 (“fiscal 2024”), (2) discussed with Marcum, our independent registered public accounting firm for fiscal 2024 (the “Auditor”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and (3) received the written disclosures and the letter from the Auditor concerning applicable requirements of the PCAOB regarding the Auditor’s communications with the audit committee concerning independence, and has discussed with the Auditor its independence. Based upon these discussions and reviews, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and filed with the SEC.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Mathew McConnell (Chair)

Ryan Rogers

Pamela DonAroma

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Summary of Fees

The following table summarizes the aggregate fees billed for professional services rendered to us by Marcum LLP in the years ended December 31, 2024 and 2023.

	(in thousands)
	2024	2023
Audit Fees(1)	$247.2	$236.9
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	159.7	54.6
Total Fees	$406.9	$291.5

(1)

“Audit Fees” are fees for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in our Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are fees related to assurance and related services that are traditionally performed by an external auditor.
(3)	“Tax Fees” are fees related to tax advice and tax planning.
(4)

“All Other Fees” are billed for any services not included in the first three categories, including services such as reviewing our registration statements and providing related consents, and finance fees.

Pre-Approval Policy

The audit committee has adopted a policy to pre-approve all audit and permissible non-audit services. In its review of non-audit services, the audit committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services, and whether the service may enhance our ability to manage or control risk or improve audit quality. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval and the fees for the services performed to date.

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PROPOSAL THREE:

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

Amendment and Restatement of the Company’s 2022 Equity Incentive Plan

We are asking our stockholders to approve the A&R 2022 Plan. If our stockholders approve the A&R 2022 Plan, the maximum number of shares available for grant and issuance under the A&R 2022 Plan will be increased from 1,258 to 1,001,258, and an “evergreen” provision will allow for an annual increase in the number of shares available for issuance under the A&R 2022 Plan to be added on the first day of each calendar year for the period commencing on January 1, 2026 and ending on (and including) January 1, 2035 in an amount equal to five percent (5%) of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year or such smaller number of shares as determined by the Board.

Other changes include that the A&R 2022 Plan:

•

provides that non-employee directors of the Company and officers (as defined in Section 16 of the Exchange Act) of the Company and its affiliates are ineligible to receive new awards under the A&R 2022 Plan on and after September 25, 2025 – instead, such individuals will be eligible to receive awards under the 2025 Plan that is separately being submitted for stockholder approval under Proposal Five; and

•	removes the prohibition on loans from the Company or an affiliate to a participant.

The Company’s 2022 Equity Incentive Plan was originally adopted by our Board and approved by our stockholders on January 18, 2022 and amended on June 8, 2023 and on August 21, 2024. The A&R 2022 Plan was adopted by our Board on July 28, 2025 and is now being submitted to our stockholders for their approval. The A&R 2022 Plan will become effective upon stockholder approval.

We believe that the A&R 2022 Plan is necessary to provide the Board and the Committee (as defined below) the flexibility to use equity awards to incentivize our employees and to attract qualified candidates to serve our Company.

The closing stock price of one share of our common stock as reported on Nasdaq on the Record Date was $___.

Description of the A&R 2022 Plan

The full text of the A&R 2022 Plan is attached to this proxy statement as Appendix A. The principal terms of the A&R 2022 Plan are described below, but the description is qualified in its entirety by reference to the A&R 2022 Plan. In the event of a conflict between the description and the terms of the A&R 2022 Plan, the terms of the A&R 2022 Plan will govern. The A&R 2022 Plan will not become effective unless approved by our stockholders.

Purpose

The purpose of the A&R 2022 Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to employees and consultants of the Company or its affiliates.

Administration

The A&R 2022 Plan will be administered by the compensation committee of the Board (the “Committee”). Under the A&R 2022 Plan, each member of the Committee is required to be, and currently is, both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the shares of common stock are traded.

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The Committee will have the authority to select the employees and other individuals to receive awards under the A&R 2022 Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish vesting conditions and performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the A&R 2022 Plan and the awards granted under the A&R 2022 Plan, to establish, amend and rescind any rules and regulations relating to the A&R 2022 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the A&R 2022 Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, the Committee may not, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the A&R 2022 Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Eligible Participants

Employees and consultants of the Company or its affiliates are eligible to receive awards under the A&R 2022 Plan. No non-employee director of the Company or officer (as defined in Section 16 of the Exchange Act) of the Company or its affiliates is eligible to participate under the A&R 2022 Plan on or after September 25, 2025. As of the Record Date, approximately 100 employees and approximately 10 consultants may be considered for awards under the A&R 2022 Plan. Awards granted prior to September 25, 2025 are subject to the terms of such plan as in effect at the time the award was granted.

Neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the A&R 2022 Plan on or after stockholder approval of the A&R 2022 Plan on the date of the Annual Meeting, or the amount or nature of future awards.

Authorized Shares

If the A&R 2022 Plan is approved, the maximum number of shares available for grant and issuance under the A&R 2022 Plan will be 1,001,258, and an “evergreen” provision will allow for an annual increase in the number of shares available for issuance under the A&R 2022 Plan to be added on the first day of each calendar year for the period commencing on January 1, 2026 and ending on (and including) January 1, 2035 in an amount equal to five percent (5%) of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year or such smaller number of shares as determined by the Board.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of common stock related to awards issued under the A&R 2022 Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of common stock for any reason will be added back and again be available for issuance under the A&R 2022 Plan. In addition, shares of common stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of common stock covered by an award that is settled in cash, will be added back and again be available for issuance under the A&R 2022 Plan.

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Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of common stock that may be issued under the A&R 2022 Plan.

Types of Awards

The A&R 2022 Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the A&R 2022 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the A&R 2022 Plan.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the A&R 2022 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of common stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of common stock that may be issued under the A&R 2022 Plan pursuant to incentive stock options may not exceed, in the aggregate, 1,001,258.

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Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. An incentive stock option may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the A&R 2022 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include, in an award agreement, provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide, in an award agreement, provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means the occurrence of any one or more of the following events:

(a)

an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; and (iii) by an overall reduction in the number of the Company’s outstanding securities;

(b)

a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(c)

a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(d)

a majority of the members of the Board serving on the date the A&R 2022 Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the Board within any 12-month period; provided that any new Board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(e)	the complete dissolution or liquidation of the Company.

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No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Recoupment

Notwithstanding anything in the A&R 2022 Plan or in any award agreement to the contrary, awards under the A&R 2022 Plan are subject to the clawback or recoupment policy, if any, that the Company may adopt from time to time, whether before or after the grant of such awards, to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed or paid to the participant. Awards are subject to the Company’s Policy for the Recovery of Erroneously Awarded Compensation.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Committee shall adjust the (a) the class and aggregate number of shares available under the A&R 2022 Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the A&R 2022 Plan; and (c) the class and number of shares subject to any other awards granted under the A&R 2022 Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee.

Amendments and Termination

The A&R 2022 Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding award under the A&R 2022 Plan may be amended from time to time by the Committee in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the A&R 2022 Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; or (d) amend or repeal the prohibitions against repricing or exchange. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The A&R 2022 Plan may be suspended in whole or in part at any time and from time to time by the Board. The A&R 2022 Plan shall terminate upon the adoption of a resolution of the Board terminating the A&R 2022 Plan. No award may be granted under the A&R 2022 Plan after the date that is 10 years from the date the A&R 2022 Plan was last approved and adopted by the stockholders of the Company. No termination of the A&R 2022 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the A&R 2022 Plan.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the A&R 2022 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year will be determined at the discretion of the Committee.

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Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted to the following listed individuals and specified groups under the A&R 2022 Plan since its inception through the Record Date:

Name and Position	Number of Shares Underlying Restricted Stock Units	Number of Shares Underlying Restricted Stock Grants
Named Executive Officers:
James E. Kras, Chief Executive Officer, President, Treasurer, Secretary and Director	—	—
Michael James, Former Chief Financial Officer, Treasurer, Secretary, and Director	140	—
Kostas Dafoulas, Interim Chief Financial Officer	—	—
All Current Executive Officers as a Group	—	—
Current Directors who are not Executive Officers:
Pamela DonAroma	—	—
Mathew McConnell	—	—
Ryan Rogers	—	—
All Current Directors who are not Executive Officers as a Group	—	—
All Employees, Including all Current Officers Who are not Executive Officers, as a Group	234	—

Certain U.S. Federal Income Tax Consequences of Awards under the A&R 2022 Plan

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the A&R 2022 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the A&R 2022 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

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Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, without a Company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. If shares are received upon the exercise of a stock appreciation right, any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Three.

The affirmative vote of the majority of the votes cast on this proposal is required to approve Proposal Three.

Recommendation of the Board

The Board recommends a vote FOR Proposal Three.

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PROPOSAL FOUR:

APPROVAL OF THE COMPANY’S 2025 OFFICER AND DIRECTOR EQUITY INCENTIVE PLAN

Approval of the Company’s 2025 Officer and Director Equity Incentive Plan

We are asking our stockholders to approve the 2025 Plan. We believe that the 2025 Plan is necessary to provide the Board and the Committee the flexibility to use equity awards to incentivize our officers and non-employee directors and to attract qualified candidates to serve our Company.

The 2025 Plan differs from the A&R 2022 Plan in the following ways:

•

non-employee directors of the Company and officers (as defined in Section 16 of the Exchange Act) of the Company and its affiliates are eligible to receive awards under the 2025 Plan, but will no longer be able to receive awards under the A&R 2022 Plan on or after September 25, 2025;

•

individuals who are not non-employee directors of the Company or officers (as defined in Section 16 of the Exchange Act) of the Company and its affiliates are not eligible to receive awards under the 2025 Plan, but will remain eligible to receive awards under the A&R 2022 Plan;

•

on and after September 25, 2025, the Board will have all the powers otherwise vested in the Committee under the 2025 Plan instead of the A&R 2022 Plan in respect of awards granted to non-employee directors; and

•	the prior annual limitation on non-employee director awards is now in the 2025 Plan instead of the A&R 2022 Plan, but the limit has not changed.

The 2025 Plan was adopted by our Board on July 28, 2025 and is now being submitted to our stockholders for their approval. The 2025 Plan will become effective upon stockholder approval.

The closing stock price of one share of our common stock as reported on Nasdaq on the Record Date was $___.

Description of the 2025 Plan

The full text of the 2025 Plan is attached to this proxy statement as Appendix B. The principal terms of the 2025 Plan are described below, but the description is qualified in its entirety by reference to the 2025 Plan. In the event of a conflict between the description and the terms of the 2025 Plan, the terms of the 2025 Plan will govern. The 2025 Plan will not become effective unless approved by our stockholders.

Purpose

The purpose of the 2025 Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to officers and non-employee directors of the Company or its affiliates.

Administration

Except as noted below, the 2025 Plan will be administered by the Committee. Under the 2025 Plan, each member of the Committee is required to be, and currently is, both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the shares of common stock are traded.

The Committee will have the authority to select the officers and non-employee directors to receive awards under the 2025 Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish vesting conditions and performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the 2025 Plan and the awards granted under the 2025 Plan, to establish, amend and rescind any rules and regulations relating to the 2025 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2025 Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

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The Board has all the powers otherwise vested in the Committee by the terms of the 2025 Plan in respect of awards granted to non-employee directors; provided, however, the Board has delegated such authority to the Committee.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the Committee nor the Board may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the 2025 Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Eligible Participants

Officers and non-employee directors of the Company or its affiliates are eligible to receive awards under the 2025 Plan. As of the Record Date, two officers and three non-employee directors may be considered for awards under the 2025 Plan. An individual who is not an officer or non-employee director of the Company or its affiliates will not be eligible to receive awards under the 2025 Plan.

Except as set forth below under the section entitled “New Plan Benefits,” neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the 2025 Plan on or after stockholder approval of the 2025 Plan on the date of the Annual Meeting, or the amount or nature of future awards.

Authorized Shares

If the 2025 Plan is approved, the maximum number of shares available for grant and issuance under the 2025 Plan will be 10,000,000, and an “evergreen” provision will allow for an annual increase in the number of shares available for issuance under the 2025 Plan to be added on the first day of each calendar year for the period commencing on January 1, 2026 and ending on (and including) January 1, 2035 in an amount equal to five percent (5%) of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year or such smaller number of shares as determined by the Board.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of common stock related to awards issued under the 2025 Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of common stock for any reason will be added back and again be available for issuance under the 2025 Plan. In addition, shares of common stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of common stock covered by an award that is settled in cash, will be added back and again be available for issuance under the 2025 Plan.

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Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of common stock that may be issued under the 2025 Plan.

Types of Awards

The 2025 Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the 2025 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the 2025 Plan.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the 2025 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, shall not exceed $350,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

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Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of common stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of common stock that may be issued under the 2025 Plan pursuant to incentive stock options may not exceed, in the aggregate, 10,000,000.

Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. An incentive stock option may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2025 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include, in an award agreement, provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide, in an award agreement, provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means the occurrence of any one or more of the following events:

(f)

an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; and (iii) by an overall reduction in the number of the Company’s outstanding securities;

(g)

a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(h)

a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(i)

a majority of the members of the Board serving on the date the 2025 Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the Board within any 12-month period; provided that any new Board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(j)	the complete dissolution or liquidation of the Company.

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No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Recoupment

Notwithstanding anything in the 2025 Plan or in any award agreement to the contrary, awards under the 2025 Plan are subject to the clawback or recoupment policy, if any, that the Company may adopt from time to time, whether before or after the grant of such awards, to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed or paid to the participant. Awards are subject to the Company’s Policy for the Recovery of Erroneously Awarded Compensation.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Committee or Board, as applicable, shall adjust the (a) the class and aggregate number of shares available under the 2025 Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the 2025 Plan; and (c) the class and number of shares subject to any other awards granted under the 2025 Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board.

Amendments and Termination

The 2025 Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding award under the 2025 Plan may be amended from time to time by the Committee (or Board as applicable) in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the 2025 Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; or (d) amend or repeal the prohibitions against repricing or exchange. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The 2025 Plan may be suspended in whole or in part at any time and from time to time by the Board. The 2025 Plan shall terminate upon the adoption of a resolution of the Board terminating the 2025 Plan. No award may be granted under the 2025 Plan after the date that is 10 years from the date the 2025 Plan was last approved and adopted by the stockholders of the Company. No termination of the 2025 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the 2025 Plan.

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New Plan Benefits

The following table sets forth awards that will be granted during 2025 if the 2025 Plan is approved by our stockholders:

Edible Garden AG Incorporated 2025 Officer and Director Equity Incentive Plan

Name and Position	Dollar Value ($)		Number of Units
Named Executive Officers:
James E. Kras, Chief Executive Officer, President, Treasurer, Secretary and Director	2,000,000	(1)	n/a
Michael James, Former Chief Financial Officer, Treasurer, Secretary, and Director	—		—
Kostas Dafoulas, Interim Chief Financial Officer	—		—
All Current Executive Officers as a Group	2,000,000		n/a
Current Directors who are not Executive Officers:
Pamela DonAroma	75,000	(2)	n/a
Mathew McConnell	75,000	(2)	n/a
Ryan Rogers	75,000	(2)	n/a
All Current Directors who are not Executive Officers as a Group	225,000		n/a
All Employees, Including all Current Officers Who are not Executive Officers, as a Group	—		—

(1)

Represents: (i) an award of restricted stock units with a grant date fair value of $1.0 million; and (ii) an award of nonqualified stock options to purchase shares with a grant date fair value of $1.0 million under the Employment Agreement with Mr. Kras as further described above under the section entitled “Employment Agreements.” The number of units comprising the awards cannot be determined until the grant date, which will only occur if we receive stockholder approval of this proposal.

(2)

Represents an award of restricted stock with a grant date fair value of $75 thousand which is part of the annual compensation paid to directors. The number of units comprising the awards cannot be determined until the grant date, which will only occur if we receive stockholder approval of this proposal.

Except as set forth in the table above, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2025 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee or Board, as applicable.

Certain U.S. Federal Income Tax Consequences of Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2025 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2025 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

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Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, without a Company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. If shares are received upon the exercise of a stock appreciation right, any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Four.

The affirmative vote of the majority of the votes cast on this proposal is required to approve Proposal Four.

Recommendation of the Board

The Board recommends a vote FOR Proposal Four.

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PROPOSAL FIVE:

APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to the Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Annual Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than 1-for-5 shares and not more than 1-for-25 shares, (the “Reverse Stock Split”). The implementation of the Reverse Stock Split, if implemented, would not reduce the total number of authorized shares of common stock.

The Board has unanimously recommended that our stockholders approve this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) that would effect the Reverse Stock Split is attached hereto as Appendix C.

We are asking our stockholders to approve this proposal now as a conservative measure to help maintain our compliance with Nasdaq listing standards. As previously disclosed, on April 8, 2025 we regained compliance with Nasdaq’s minimum bid price rule, but we remain under a Nasdaq discretionary panel monitor until April 8, 2026. If we fail to satisfy a continued listing requirement during the one-year monitoring period: (i) we will not be permitted to present a compliance plan to the Listing Qualifications Staff (the “Staff”), (ii) the Staff will not be permitted to grant any additional time for us to regain compliance with the deficiency, (iii) we will not be afforded an applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3), and (iv) the Staff will promptly issue a delisting determination. If the closing bid price of our common stock is lower than $1.00 per share for 30 consecutive days, Nasdaq’s panel monitor is not required to provide us time to regain compliance with the bid price rule and our common stock may be promptly delisted. Unless our Board is granted advance authority to exercise discretion to implement the Reverse Stock Split, we likely would be unable to obtain stockholder approval of a future reverse stock split with sufficient time to remain in compliance with Nasdaq’s rules and maintain the listing of our common stock.

If stockholders approve this proposal and the Board believes the Reverse Stock Split is necessary to preserve our Nasdaq listing, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in our best interest and the best interests of our stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate would effect a reverse stock split of the outstanding shares of common stock at a reverse stock split ratio ranging from 1-for-5 to 1-for-25, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in our best interest and the best interests of our stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for us and our stockholders and because it is not possible to predict whether market conditions might cause our closing bid price to fall below $1.00 per share.

As of June 30, 2025, there were 2,828,661 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we would have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of common stock would be affected equally by the Reverse Stock Split if implemented.

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No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive in lieu thereof one additional whole share of common stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the effective time of the Reverse Stock Split (the “Effective Time”) and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified. Each holder of common stock will hold the same percentage of the outstanding shares of common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of the common stock will continue to be $0.0001 per share (see “—Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split, if necessary, would help us to:

•	maintain the listing of our common stock and warrants on the Nasdaq Capital Market;
•	increase the per share price of our common stock;
•	maintain the marketability and prevent illiquidity in our common stock; and
•	provide other potential benefits.

Maintain Our Listing on Nasdaq

One purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on Nasdaq. Our common stock is listed on Nasdaq under the symbol “EDBL.”

As of the Record Date, the closing price of one share of our common stock was $___. Although we are currently in compliance with the listing standards of Nasdaq, should the closing bid price of one share of our common stock decrease and remain below $1.00 for thirty consecutive business days we would not be in compliance with the listing standards of Nasdaq and Nasdaq’s panel monitor is not required to provide us time to regain compliance with the bid price rule and our common stock may be promptly delisted. Therefore, if we believed non-compliance was imminent, the Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock could be delisted from Nasdaq.

Our Board believes that the Reverse Stock Split may be necessary to maintain our listing on Nasdaq in the future. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Annual Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on us and our stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

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Maintain the Marketability and Prevent Illiquidity in our Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

•

Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.

•

Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.

•

Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.

•

Access to Capital Markets: If we were to fail to comply with Nasdaq’s Listing Standards and our common stock is delisted from Nasdaq, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy. Finally, being able to maintain the listing of our common stock on Nasdaq would prevent the trading of our common stock from becoming relatively illiquid if our shares were quoted on an over-the-counter market instead of traded on Nasdaq.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; our prior reverse stock splits; the fact that the stock prices of some companies that have effected reverse stock splits, including ours, have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split if necessary to maintain our Nasdaq listing is in our best interest and the best interests of our stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

•	the historical trading price and trading volume of the common stock;
•	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short- and long-term;
•	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;
•	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;
•	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
•	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market, industry and economic conditions.

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Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. We have effected reverse stock splits in the past, however, the price of our common stock did not remain at the elevated price for an extended period of time following the reverse stock split. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to our prior reverse stock splits. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

There can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Annual Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in our best interest and the best interests of our stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

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At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of common stock held in registered form and shares of common stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not less than 1-for-5 and not more than 1-for-25. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

•	each five to twenty-five shares of common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of common stock;
•

no fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;

•	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of our equity plans;
•	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and
•	the number of shares then reserved for issuance under our equity plans will be proportionately reduced.

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The following table contains approximate information, based on share information as of June 30, 2025, showing the impact of the Reverse Stock Split at different ratios:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	2,828,661	3,744,795	93,426,544
1-for-5	100,000,000	565,733	748,959	98,685,308
1-for-12	100,000,000	235,722	312,067	99,452,211
1-for-25	100,000,000	113,147	149,792	99,737,061

As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.0001 per share.

If we implement the Reverse Stock Split, after the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. If we implement the Reverse Stock Split, we expect the common stock will continue to be listed on Nasdaq under the symbol “EDBL”.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold.

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If you hold any of your shares of common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of common stock; or (2) post-Reverse Stock Split shares of common stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold, in each case together with any whole share in lieu of fractional shares to which you are entitled. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the Plan;
•	the number of shares reserved for issuance under the Plan; and
•

the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

The number of shares of Series B Preferred Stock will not be effected if the Reverse Stock Split is implemented. However, if the Reverse Stock Split is implemented, the holders of the Series B Preferred Stock will be entitled to a number of votes equal to the lesser of 9.99% of our common stock or 1,305,483 shares of common stock as proportionately reduced by the chosen Reverse Stock Split ratio.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

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Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Annual Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Annual Meeting, or abandon the Reverse Stock Split if the Board determines that such action is in our best interest and the best interests of our stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;
•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts,  tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Five.

The affirmative vote of the majority of votes cast on this proposal is required to approve Proposal Five. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal Five.

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PROPOSAL SIX:

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING

General

We are asking stockholders for approval to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four and/or Proposal Five if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal One, Proposal Two, Proposal Three, Proposal Four and/or Proposal Five or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Six.

The affirmative vote of the majority of the votes cast on this proposal is required for approval of the Adjournment.

Recommendation of the Board

The Board recommends a vote FOR Proposal Six.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws. We have not received any stockholder proposals for consideration at our Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

Our stockholders may submit proposals for inclusion in the proxy solicitation materials. These proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act in order for a stockholder proposal to be included in our proxy solicitation materials for the 2026 annual meeting of stockholders. The proposal must be delivered in writing to our Secretary at our principal executive office, 283 County Road 519, Belvidere, New Jersey 07823, by April 10, 2026; provided, however, that if the date of the 2026 annual meeting of stockholders is more than 30 days before or after the first anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before we print and send our proxy materials for the 2026 annual meeting of stockholders.

Stockholders of record wishing to present proposals at our 2026 annual meeting of stockholders, including any nomination of persons for election to the Board, must provide proper written notice such that the proposal is received by us not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting. This means that the proposal must be delivered in writing to our Secretary at our principal executive office no earlier than May 27, 2026 and no later than June 26, 2026. In the event the date of the 2026 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, the proposal must be received by the us not less than 90 days nor more than 120 days prior to the 2026 annual meeting of stockholders and no later than the 10th day after the earlier of the date notice of the meeting is given or the date the meeting date is publicly disclosed. Any stockholder proposal must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and our bylaws and policies. A stockholder notice to us of any such proposal must include the information required by our bylaws.

To comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to our Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 27, 2026. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, then notice required by Rule 14a-19 must be provided by the later of 60 days before the date of the annual meeting or the 10th day after we first make a public announcement of the date of the annual meeting.

STOCKHOLDER COMMUNICATIONS

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual Board members in care of: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary.

All stockholder correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the committees of the Board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to those individuals.

By Order of the Board of Directors:

James E. Kras
Chairman, Chief Executive Officer, President, Treasurer, and Secretary

Belvidere, New Jersey
August ___, 2025

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APPENDIX A

EDIBLE GARDEN AG INCORPORATED

AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

(Effective as of September 24, 2025)

Section 1. Purpose

The purpose of the Edible Garden AG Incorporated Amended and Restated 2022 Equity Incentive Plan (the “Plan”) is to promote stockholder value and the future success of Edible Garden AG Incorporated by providing appropriate retention and performance incentives to Employees and Consultants (each as defined below).

Section 2. Definitions

2.1 “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2 “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Units granted pursuant to Section 9; and (e) Other Stock-Based Awards granted pursuant to Section 10.

2.3 “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” means the happening of any of the following:

(a)

any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(b)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50 percent of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50 percent of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(c)

there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(d)

individuals who, immediately following the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board within any 12-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest), such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(e)	the complete dissolution or liquidation of the Company.

Notwithstanding the foregoing, a “Change in Control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments that are accelerated on account of a Change in Control), a Change in Control will occur only if such event also constitutes a “change in the ownership,” “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company as those terms are defined by Section 1.409A-3(i)(5) of the Treasury Regulations, but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6 “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.7 “Committee” means: (a) if the shares of Common Stock are not listed on a national securities exchange, the committee appointed by the Board from among its members to administer the Plan, provided that if a separate committee has not been specifically established, the Board shall constitute the Committee, and all references hereunder to the Committee shall refer to the Board; or (b) if the shares of Common Stock are listed on a national securities exchange, the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals, each of whom must be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” include persons to whom the Committee has delegated authority pursuant to Section 3.4.

2.8 “Common Stock” means the common stock, par value $0.0001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

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2.9 “Company” means Edible Garden AG Incorporated, a Delaware corporation, or any successor thereto.

2.10 “Consultant” means any natural person who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement .

2.11 “Director” means a non-employee member of the Board.

2.12 “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, for Incentive Stock Options, Disability will mean a “permanent and total disability” as defined by Section 22(e) of the Code; and provided further, that to the extent an Award subject to Section 409A is payable upon a Participant’s Disability, a Disability will not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

2.13 “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.14 “Employee” means any individual employed by the Company or an Affiliate.

2.15 “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.17 “Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Affiliate, (ii) any employee benefit plan of the Company or any Affiliate or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities.

2.18 “Fair Market Value” of a share of Common Stock as of any specific date means: (a) if the shares of Common Stock are not listed on a national securities exchange, the fair market value of the shares as of such date, as determined by the Committee in its good faith judgment, consistent with the requirements of Section 409A (or Section 422 of the Code for Incentive Stock Options); or (b) if the shares of Common Stock are listed on a national securities exchange, the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it may establish from time to time.

2.19 “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 of the Code.

2.20 “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.21 “Officer” means an individual who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.

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2.22 “Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.23 “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.

2.24 “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary.

2.25 “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, or other entity.

2.26 “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.27 “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.28 “Restricted Stock Unit” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.29 “Section 409A” means Section 409A of the Code.

2.30 “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.31 “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3. Administration

3.1 Administration and Authority. Except as otherwise specified herein, the Plan will be administered solely by the Committee. The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to determine the time when Awards will be granted, to establish performance objectives, to prescribe the form of Award Agreement and to modify the terms of any Award that has been granted. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

3.2 Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 11, the Committee may not, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding Option or Stock Appreciation Right after it is granted; (b) cancel an Option or Stock Appreciation Right when the exercise price of the Option or Stock Appreciation Right exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award (other than in connection with a Change in Control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the Exchange.

3.3 Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

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3.4 Indemnification. No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Section 4. Participation

4.1 Eligible Individuals. Consistent with the purposes of the Plan, the Committee will have exclusive power to select the Employees and Consultants who may participate in the Plan and be granted Awards under the Plan. Notwithstanding anything in this Plan to the Contrary, Directors and Officers shall not be eligible to receive Awards under the Plan on or after September 25, 2025.

4.2 Condition to Receipt of Awards. Unless otherwise waived by the Committee, no prospective Participant will have any rights with respect to an Award unless and until such Participant has executed an Award Agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

4.3 Prior Awards. Awards granted under the Edible Garden AG Incorporated 2022 Equity Incentive Plan prior to September 25, 2025 are subject to the terms of such plan as in effect at the time the Award was granted.

Section 5. Shares Subject to Plan

5.1 Maximum Number of Shares that May Be Issued.

(a)

Available Shares. Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be 1,001,258, provided that such maximum number of shares of Common Stock will automatically increase on the first day of each calendar year for the period commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, or (ii) such smaller number of shares of Common Stock as determined by the Board.

(b)

Share Counting. For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(c)

Shares Added Back. Shares of Common Stock related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will be added back and again available for issuance under the Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an Award or to satisfy the tax withholding obligation in connection with an Award, as well as any shares of Common Stock covered by an Award that is settled in cash, will be added back and again be available for issuance under the Plan.

(d)	Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

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(e)

Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a).

(f)

Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable will be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.

Section 6. Awards Under Plan

6.1 Types of Awards. Awards under the Plan may include one or more of the following types: Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

6.2 Dividend Equivalents. Other than with respect to Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents will be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee will determine.

6.3 Vesting Conditions. The vesting of an Award may be conditioned upon a Participant’s continued employment with or service to the Company and its Affiliates and/or the achievement of specified performance objectives.

6.4 Transferability. An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award (other than an Incentive Stock Option) to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, or to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

6.5 Award Agreement. Unless otherwise determined by the Committee, each Award will be evidenced by an Award Agreement in such form as the Committee will prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement will be subject to the terms and conditions of the Plan.

6.6 Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee determines or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee determines.

6.7 Death, Disability or Termination. The Committee may include in an Award Agreement provisions related to the death, Disability or termination of employment or service of a Participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.8 Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

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6.9 Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.9 or in any Award Agreement will, or will be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).

6.10 Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

Section 7. Options

7.1 Grant of Options. The Committee may grant Awards of Options. The Committee may grant Incentive Stock Options provided the terms of such grants comply with Section 7.4 and the requirements of Section 422 of the Code. Each Option granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

7.2 Exercise Price; Expiration Date. Except for Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Option on the date that the Option is granted. The Committee in its discretion will establish the expiration date of an Option; provided that in no event will the expiration date be later than 10 years from the date that the Option is granted.

7.3 Exercisability. The Option will not be exercisable unless the Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(a)	cash;

(b)

if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(c)

if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such shorter period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(d)

if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(e)	any combination of the foregoing.

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7.4 Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder will comply with the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or an Affiliate, provided such Affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) may not exceed $100,000, and any Incentive Stock Option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a Nonqualified Stock Option. Incentive Stock Options may not be transferable by a Participant other than by will or the laws of descent and distribution and may only be exercisable during the Participant’s lifetime by the Participant. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option will be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option will not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 1,001,258.

Section 8. Stock Appreciation Rights

8.1 Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

8.2 Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion will establish the expiration date of a Stock Appreciation Right; provided that in no event will the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted.

8.3 Exercisability. Stock Appreciation Rights may not be exercisable unless the Stock Appreciation Rights have vested.

8.4 Exercise and Settlement. An Award of Stock Appreciation Rights entitles the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee will be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.

Section 9. Restricted Stock and Restricted Stock Units

9.1 Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

9.2 Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which will be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

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9.3 Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made will have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

Section 10. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards.  Each Other Stock-Based Award granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.  The Committee will be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.

Section 11. Dilution and Other Adjustments

11.1 Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1, (b) the class, number and exercise price of outstanding Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards will always be a whole number) and the terms of such Awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee and such adjustments will be final, conclusive and binding for all purposes of the Plan.

11.2 Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee will, to the extent deemed appropriate by the Committee , adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

11.3 Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee will, to the extent deemed appropriate by the Committee , have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award. In addition, the Committee will, to the extent deemed appropriate by the Committee, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee, of such Award, provided that with respect to any outstanding Option or Stock Appreciation Right such value will be equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Option or Stock Appreciation Right, provided further that the value of any outstanding Option or Stock Appreciation Right will be zero where the exercise price of such Option or Stock Appreciation Right is greater than the value, as determined by the Committee, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Section 12. Amendment and Termination

12.1 Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(a)	increase the number of shares available for grant specified in Section 5.1(a) or Section 7.4 (other than pursuant to the terms of Section 5.1(a) itself or Section 11);

(b)	change the class of persons eligible to receive Incentive Stock Options;

(c)

decrease the minimum Option exercise price set forth in Section 7.2 or Section 7.4, or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 11);

(d)	amend or repeal the prohibition against repricing or exchange set forth in Section 3.2; or

(e)	require stockholder approval under applicable law, regulation, rule or Exchange listing requirement.

No such amendment may adversely affect in a material manner any right of a Participant under an Award without his written consent.  Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law.  Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan will be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

12.2 Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan will materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

Section 13. Miscellaneous

13.1 Reservation of Rights of Company. No employee or other person will have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

13.2 Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

13.3 General Conditions of Awards. No Participant or other person will have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award has been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

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13.4 Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Options, Stock Appreciation Rights, Restricted Stock Units or Other Stock-Based Awards will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 11, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

13.5 Compliance with Applicable Laws. No shares of Common Stock or other property may be issued or paid hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.

13.6 Withholding of Taxes. The Company and its Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise, lapse of restriction, settlement, payment or other taxable event of any Award under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant remit to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. The Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

13.7 Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards will be no greater than the rights of the Company’s general creditors.

13.8 Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

13.9 No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his beneficiary. Furthermore, the existence of an Award will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

13.10 Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

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13.11 Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

13.12 Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

13.13 Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements will be administered, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, the Company makes no representation that Awards qualify for an exception from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit will be paid or provided in a lump sum upon the earlier of the first day of the seventh month following such separation from service and the date of the Participant’s death. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exception from or compliance with Section 409A may be amended to qualify for exception from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

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APPENDIX B

EDIBLE GARDEN AG INCORPORATED

2025 OFFICER AND DIRECTOR EQUITY INCENTIVE PLAN

Section 1. Purpose

The purpose of the Edible Garden AG Incorporated 2025 Officer and Director Equity Incentive Plan (the “Plan”) is to promote stockholder value and the future success of Edible Garden AG Incorporated by providing appropriate retention and performance incentives to Officers and Directors (each as defined below).

Section 2. Definitions

2.1  “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2  “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement.  Awards granted under the Plan may consist of:  (a) Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Units granted pursuant to Section 9; and (e) Other Stock-Based Awards granted pursuant to Section 10.

2.3  “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Change in Control” means the happening of any of the following:

(f)

any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(g)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50 percent of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50 percent of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(h)

there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(i)

individuals who, immediately following the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board within any 12-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest), such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(j)	the complete dissolution or liquidation of the Company.

Notwithstanding the foregoing, a “Change in Control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments that are accelerated on account of a Change in Control), a Change in Control will occur only if such event also constitutes a “change in the ownership,” “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company as those terms are defined by Section 1.409A-3(i)(5) of the Treasury Regulations, but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6 “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.7 “Committee” means: (a) if the shares of Common Stock are not listed on a national securities exchange, the committee appointed by the Board from among its members to administer the Plan, provided that if a separate committee has not been specifically established, the Board shall constitute the Committee, and all references hereunder to the Committee shall refer to the Board; or (b) if the shares of Common Stock are listed on a national securities exchange, the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals, each of whom must be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” include persons to whom the Committee has delegated authority pursuant to Section 3.4.

2.8 “Common Stock” means the common stock, par value $0.0001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.9 “Company” means Edible Garden AG Incorporated, a Delaware corporation, or any successor thereto.

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2.10 “Director” means a non-employee member of the Board.

2.11 “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, for Incentive Stock Options, Disability will mean a “permanent and total disability” as defined by Section 22(e) of the Code; and provided further, that to the extent an Award subject to Section 409A is payable upon a Participant’s Disability, a Disability will not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

2.12 “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.13 “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.15 “Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Affiliate, (ii) any employee benefit plan of the Company or any Affiliate or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities.

2.16 “Fair Market Value” of a share of Common Stock as of any specific date means: (a) if the shares of Common Stock are not listed on a national securities exchange, the fair market value of the shares as of such date, as determined by the Committee in its good faith judgment, consistent with the requirements of Section 409A (or Section 422 of the Code for Incentive Stock Options); or (b) if the shares of Common Stock are listed on a national securities exchange, the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it may establish from time to time.

2.17 “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 of the Code.

2.18 “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.19 “Officer” means an individual who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.

2.20 “Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.21 “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.

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2.22 “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary.

2.23 “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, or other entity.

2.24 “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.25 “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.26 “Restricted Stock Unit” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.27 “Section 409A” means Section 409A of the Code.

2.28 “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.29 “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3. Administration

3.1 Administration and Authority. Except as otherwise specified herein, the Plan will be administered solely by the Committee. Subject only to Section 3.2, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to determine the time when Awards will be granted, to establish performance objectives, to prescribe the form of Award Agreement and to modify the terms of any Award that has been granted. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

3.2 Director Awards. In respect of Awards granted to Directors, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the Directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each Director selected, to modify the terms of any Award that has been granted to a Director, to determine the time when Awards will be granted to Directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to Directors.

3.3 Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 11, neither the Board nor the Committee may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding Option or Stock Appreciation Right after it is granted; (b) cancel an Option or Stock Appreciation Right when the exercise price of the Option or Stock Appreciation Right exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award (other than in connection with a Change in Control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the Exchange.

3.4 Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

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3.5 Indemnification. No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Section 4. Participation

4.1 Eligible Individuals. Consistent with the purposes of the Plan, the Committee or the Board, as applicable, will have exclusive power to select the Officers and Directors who may participate in the Plan and be granted Awards under the Plan. Notwithstanding anything in this Plan to the Contrary, an individual who is not an Officer or Director shall not be eligible to receive Awards under the Plan.

4.2  Condition to Receipt of Awards. Unless otherwise waived by the Committee or the Board, as applicable, no prospective Participant will have any rights with respect to an Award unless and until such Participant has executed an Award Agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

Section 5. Shares Subject to Plan

5.1  Maximum Number of Shares that May Be Issued.

(a)

Available Shares. Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be 10,000,000, provided that such maximum number of shares of Common Stock will automatically increase on the first day of each calendar year for the period commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, or (ii) such smaller number of shares of Common Stock as determined by the Board.

(b)

Share Counting. For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(c)

Shares Added Back. Shares of Common Stock related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will be added back and again available for issuance under the Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an Award or to satisfy the tax withholding obligation in connection with an Award, as well as any shares of Common Stock covered by an Award that is settled in cash, will be added back and again be available for issuance under the Plan.

(d)	Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(e)

Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a).

(f)

Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable will be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.

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Section 6. Awards Under Plan

6.1 Types of Awards. Awards under the Plan may include one or more of the following types: Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

6.2 Dividend Equivalents. Other than with respect to Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents will be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee will determine.

6.3 Vesting Conditions. The vesting of an Award may be conditioned upon a Participant’s continued employment with or service to the Company and its Affiliates and/or the achievement of specified performance objectives.

6.4 Transferability. An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award (other than an Incentive Stock Option) to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, or to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

6.5 Award Agreement. Unless otherwise determined by the Committee, each Award will be evidenced by an Award Agreement in such form as the Committee will prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement will be subject to the terms and conditions of the Plan.

6.6 Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee determines or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee determines.

6.7 Death, Disability or Termination. The Committee may include in an Award Agreement provisions related to the death, Disability or termination of employment or service of a Participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.8 Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

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6.9 Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.9 or in any Award Agreement will, or will be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).

6.10 Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

6.11 Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any Awards granted during any fiscal year to a Director, and (b) the total amount of any cash fees or other property paid to such Director during the fiscal year, in respect of the Director’s service as a member of the Board during such year, may not exceed $350,000.

Section 7. Options

7.1 Grant of Options. The Committee may grant Awards of Options. The Committee may grant Incentive Stock Options provided the terms of such grants comply with Section 7.4 and the requirements of Section 422 of the Code. Each Option granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

7.2 Exercise Price; Expiration Date. Except for Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Option on the date that the Option is granted. The Committee in its discretion will establish the expiration date of an Option; provided that in no event will the expiration date be later than 10 years from the date that the Option is granted.

7.3 Exercisability. The Option will not be exercisable unless the Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(g)	cash;

(h)

if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(i)

if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such shorter period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(j)

if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(k)	any combination of the foregoing.

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7.4  Limitations for Incentive Stock Options.  The terms and conditions of any Incentive Stock Options granted hereunder will comply with the requirements of Section 422 of the Code.  Incentive Stock Options may be granted only to employees of the Company or an Affiliate, provided such Affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant.  The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) may not exceed $100,000, and any Incentive Stock Option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a Nonqualified Stock Option.  Incentive Stock Options may not be transferable by a Participant other than by will or the laws of descent and distribution and may only be exercisable during the Participant’s lifetime by the Participant.  If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then:  (a) the exercise price for such Incentive Stock Option will be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option will not be exercisable after the date five years from the date such Incentive Stock Option is granted.  The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 10,000,000.

Section 8. Stock Appreciation Rights

8.1 Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

8.2 Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion will establish the expiration date of a Stock Appreciation Right; provided that in no event will the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted.

8.3 Exercisability. Stock Appreciation Rights may not be exercisable unless the Stock Appreciation Rights have vested.

8.4 Exercise and Settlement. An Award of Stock Appreciation Rights entitles the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee will be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.

Section 9. Restricted Stock and Restricted Stock Units

9.1 Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

9.2 Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which will be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

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9.3 Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made will have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

Section 10. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards.  Each Other Stock-Based Award granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.  The Committee will be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.

Section 11. Dilution and Other Adjustments

11.1 Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1, (b) the class, number and exercise price of outstanding Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards will always be a whole number) and the terms of such Awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments will be final, conclusive and binding for all purposes of the Plan.

11.2 Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

11.3 Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award. In addition, the Committee will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Option or Stock Appreciation Right such value will be equal to the excess of (i) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Option or Stock Appreciation Right, provided further that the value of any outstanding Option or Stock Appreciation Right will be zero where the exercise price of such Option or Stock Appreciation Right is greater than the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Section 12. Amendment and Termination

12.1 Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee or Board, as applicable, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(l)	increase the number of shares available for grant specified in Section 5.1(a) or Section 7.4 (other than pursuant to the terms of Section 5.1(a) itself or Section 11);

(m)	change the class of persons eligible to receive Incentive Stock Options;

(n)

decrease the minimum Option exercise price set forth in Section 7.2 or Section 7.4, or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 11);

(o)	amend or repeal the prohibition against repricing or exchange set forth in Section 3.3; or

(p)	require stockholder approval under applicable law, regulation, rule or Exchange listing requirement.

No such amendment may adversely affect in a material manner any right of a Participant under an Award without his written consent.  Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law.  Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan will be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

12.2 Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan will materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

Section 13. Miscellaneous

13.1 Reservation of Rights of Company. No employee or other person will have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

13.2 Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

13.3 General Conditions of Awards. No Participant or other person will have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award has been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

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13.4 Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Options, Stock Appreciation Rights, Restricted Stock Units or Other Stock-Based Awards will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 11, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

13.5 Compliance with Applicable Laws. No shares of Common Stock or other property may be issued or paid hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.

13.6 Withholding of Taxes. The Company and its Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise, lapse of restriction, settlement, payment or other taxable event of any Award under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant remit to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. The Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

13.7 Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards will be no greater than the rights of the Company’s general creditors.

13.8 Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

13.9 No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his beneficiary. Furthermore, the existence of an Award will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

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13.10 Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

13.11 Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

13.12 Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

13.13 Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements will be administered, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, the Company makes no representation that Awards qualify for an exception from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit will be paid or provided in a lump sum upon the earlier of the first day of the seventh month following such separation from service and the date of the Participant’s death. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exception from or compliance with Section 409A may be amended to qualify for exception from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

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APPENDIX C

Certificate of Amendment

Of the

Certificate of Incorporation

Of

Edible Garden AG Incorporated

Edible Garden AG Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

FIRST: The name of the corporation is Edible Garden AG Incorporated (the “Corporation”).

SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 12, 2021.

THIRD: Article Four of the Corporation’s Certificate of Incorporation is hereby amended in its entirety to provide as follows:

“The total number of shares of capital stock which the Corporation has authority to issue is One Hundred Ten Million (110,000,000). These shares shall be divided into two classes, with One Hundred Million (100,000,000) shares designated as Common Stock, par value $0.0001 per share (the “Common Stock”) and Ten Million (10,000,000) shares designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Effective at [___] a.m. Eastern Time on [___] (the “Effective Time”), pursuant to the General Corporation Law, of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [__] ([__]) shares of Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been converted, subject to the elimination of fractional share interests as described above.

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, rights, qualifications, limitations or restrictions of such rights as the Board of Directors of the Corporation may determine from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.”

FOURTH: This Certificate of Amendment shall become effective on [___] at [___] Eastern Time.

FIFTH: This amendment has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with Section 242 of the General Corporation Law.

[Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [__] day of [_____].

By:
James Kras
President and Chief Executive Officer

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P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Edible Garden AG Incorporated

Annual Meeting of Stockholders

For Stockholders of record as of July 30, 2025

Wednesday, September 24, 2025 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/EDBL for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, September 24, 2025.

Internet:
www.proxypush.com/EDBL

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-458-3104

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

This proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James E. Kras and Kostas Dafoulas (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Edible Garden AG Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Edible Garden AG Incorporated Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5, AND 6

You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

This Proxy Card must be signed and dated to be valid and for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card.

.

Signature (and title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________